UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                        Date of Report November 28, 2001

                         Commission file number 1-10948

                               OFFICE DEPOT, INC.

             (Exact name of registrant as specified in its charter)

           Delaware                                   59-2663954
----------------------------------    ---------       --------------------------
(State or other jurisdiction of                       (I.R.S. Employer
incorporation or organization)                        Identification No.)


              2200 Old Germantown Road, Delray Beach, Florida 33445

               (Address of principal executive offices) (Zip Code)


                                 (561) 438-4800

              (Registrant's telephone number, including area code)

        Former name or former address, if changed since last report: N/A

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

        Exhibit
        Number      Description
        ------      -----------

        99.1.1 Transcript of remarks made by CEO Bruce Nelson in an audio taped statement available by Webcast at www.officedepot.com beginning on November 28, 2001

ITEM 9.  REGULATION FD DISCLOSURE

On November 28, 2001, Office Depot, Inc. issued an audio taped statement from its Chief Executive Officer, Bruce Nelson, to update investors on the Company's business performance midway through the fourth quarter of 2001. A copy of the transcript of Mr. Nelson's remarks, which may be heard at www.officedepot.com, is attached hereto as Exhibit 99.1 and incorporated by reference herein.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                OFFICE DEPOT, INC.

Date:  November 28, 2001                        By: /S/ DAVID C. FANNIN

                                                David C. Fannin
                                                Executive Vice President and
                                                General Counsel